HARROW®

Your patients. Our purpose.

Corporate Presentation | August 2022

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow Health, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic and any future health epidemics on Harrow's financial condition, liquidity and results of operations; the Company's ability to gain market approval (i.e., FDA) of its drug candidates; the Company's ability to make commercially available its formulations, drug candidates and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; risks related to Harrow's compounding pharmacy operations; the Company's ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA, Core Results, such as core gross margin, core net income and core diluted net income per share, and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website, and as an annex to this presentation.

HARROW
Your patients. Our purpose.

Harrow Health, Inc. (NASDAQ: HROW)

- *Commercial stage ophthalmic-focused pharmaceutical company headquartered in Nashville, TN.*
- *Serves the U.S. surgical, acute, and chronic care markets with branded FDA-approved products (BPPs) and cGMP compounded products (CPPs); 10,000+ customers (doctors, hospitals, and ASCs).*
- ***35% year-over-year revenue growth rate (1H 2022 vs. 1H 2021); 7-year revenue CAGR of 72%.***
- ***Last offering of common stock to raise capital was in 2017 – over 5 years ago.***
- Investing profits in preparation for 2022/2023 major product launches.
- 2022/2023 Value Drivers:
  - Current business expected to continue to grow and deliver profits and cash flow, including the launch of two new compounded product lines and the re-launch of Iopidine® and Maxitrol®.
  - Following the FDA approval and launch of AMP-100 (PDUFA Oct. 16, 2022), revenues are expected to double in the next few years with aggregate gross margins expected to increase into the 80s.
  - Additional accretive acquisitions, leveraging the Harrow commercial eyecare platform, are in various stages of completion.

HARROW
Your patients. Our purpose.

Harrow's Eyecare Pharmaceuticals Platform

- A vertically integrated pharmaceutical and pharmacy platform and trusted ophthalmic brand (ImprimisRx), consisting of national sales and customer service teams, automated cGMP drug compounding facilities, and an efficient, scalable, and tech-enabled national distribution platform for prescription products, including a 50-state mail order pharmacy.
- ~40 SKUs serve large and growing surgical and chronic eyecare markets:
  - 5.5 million annual ocular surgeries;[1]
  - 8+ million intravitreal injections;[2]
  - 16+ million U.S. dry eye disease patients;[3] and
  - 3+ million U.S. glaucoma patients.[4]
- Product lines supported by 60+ patents and peer-reviewed literature.
- Service 4,000+ monthly accounts of over 10,000 prescribers and institutions.
- Net Promoter Score ranked consistently in 80s and 90s throughout 2020 and 2021.

[1] According to a 2019 report by *Market Scope*, a third-party provider of market data.
[2] According to a September 2021 report by *Market Scope*.
[3] Farrand KF, Fridman M, Stillman IO, Schaumberg DA. Prevalence of Diagnosed Dry Eye Disease in the United States Among Adults Aged 18 Years and Older. Am J Ophthalmol 2017;182:90-8.
[4] According to Glaucoma Research Foundation: https://www.glaucoma.org/about/fast-facts-glaucoma-research-foundation.php.

Revenues, Core Gross Margin and Assets

(Revenues and Assets in Thousands)


34%
46%
51%
50%
60%
67%
70%
75%
76%
74%
$1,660
$10,242
$9,716
$14,131
$19,942
$27,247
$26,774
$23,917
$41,372
$49,451
$51,165
$59,085
$48,871
$57,474
$72,476
$98,329
$33,577
$106,966
$45,443
$98,062
2014
2015
2016
2017
2018
2019
2020
2021
1H21
1H22
Consolidated Revenues
Assets
Core Gross Margin

HARROW
Your patients. Our purpose.

Adjusted E(L)BITDA Growth and Expense Control

(Dollars in Thousands)



199%
130%
95%
73%
77%
70%
73%
55%
64%
$(10,000)
$(10,000)
$(7,000)
$200
$4,600
$5,700
$19,473
$9,974
$9,445
2015
2016
2017
2018
2019
2020
2021
1H21
1H22
Adjusted E(L)BITDA
Operating Expense as a % of Revenue

HARROW
Your patients. Our purpose.

2022 Prospective Value Drivers

	Pre-Commercialization Branded Drug Candidates	Branded Products Relaunched	2022 Compounded Products Expected to Launch
AMP-100 Ocular anesthetic drug candidate • PDUFA target action date of Oct. 16, 2022 • TAM of 12.5M annual U.S. procedures (4.5M cataract surgeries; 8M+ intravitreal injections)[1]	✖		
MAQ-100 Injectable steroid drug candidate (visualization of vitreous during vitrectomy) • Aug. 2022 Type B FDA meeting; remain optimistic on efficient NDA path • 400,000 annualized procedure run rate	✖		
IOPIDINE® (apraclonidine hydrochloride) Treatment/prevention of intraocular pressure		✖	
MAXITROL® (moxifloxacin hydrochloride) Inflammation of eye/treatment of bacteria		✖	
Patent-pending fortified antibiotics program			✖
Patent-pending myopia control program			✖

[1] According to a September 2021 report by *Market Scope*.

HARROW
Your patients. Our purpose.

Equity Holdings and Royalty Pipeline

- Surface Ophthalmics, Melt Pharmaceuticals, and Eton Pharmaceuticals (NASDAQ: ETON), founded as Harrow Health subsidiaries, were carved-out after hiring management and closing external financings.
- Harrow owns:
  - 2 million shares of Eton and equity in Surface and Melt (20% and 46%, respectively);
  - $13.5M senior secured note and ROFR on 3rd party commercialization rights of Melt's products; and
  - Royalty rights on Surface's SURF-100, 200, 201 and Melt's MELT-300 drug candidates.

	Pre-Clinical	Phase 1	Phase 2	Phase 3	NDA Filed
SURF-201 Prevention of post-cataract surgery inflammation	→	→	→		
SURF-200 Treatment of acute dry eye disease	→	→	→		
SURF-100 Treatment of chronic dry eye disease	→	→	→		
MELT-300 Procedural sedation and analgesia	→	→	→		

HARROW
Your patients. Our purpose.

Summary of Harrow Health (NASDAQ: HROW)

- *2022 expectations:* Growing revenues, stable gross margins and OpEx/revenue ratio.
- Completed seven accretive/consequential deals during last 24 months; others in various stages of progress.
- Revenues expected to double within a few years of the AMP-100 product launch.
- Gross margin profile expected to increase post AMP-100 launch from the 70s to the 80s.
- Strengthened cash position is expected to sufficiently fund expected growth.
- Additional accretive business development and acquisition activities are underway.
- Balance sheet bolstered by large equity positions and royalties connected to Surface and Melt.
- Management is aligned with shareholders with market-based vesting stock grants.
- *Positioned to be both a high growth and profitable U.S.-focused public eyecare company.*

HARROW
Your patients. Our purpose.

HARROW™

Your patients. Our purpose.

102 Woodmont Blvd., Ste 610
Nashville, Tennessee 37205
www.HarrowInc.com

Jamie Webb
Director of Communications and Investor Relations
jwebb@harrowinc.com
Direct: 615-733-4737